Share-based compensation - Black-Scholes Option Pricing Model (Details)	12 Months Ended
	Oct. 31, 2024 Y $ / shares	Oct. 31, 2023 Y $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price (in dollars per share)	$ 2.66	$ 2.40
Exercise price (in dollars per share)	$ 2.67	$ 2.61
Volatility	62.00%	69.00%
Expected option life (years) | Y	2.13	2.16
Weighted average fair value (in dollars per share)	$ 0.99	$ 1.85
Risk-free interest rate	3.40%	4.73%